General	6 Months Ended
Jun. 30, 2021
Disclosure Of General Information [Abstract]
General
Note 1 - General

Ellomay Capital Ltd. (hereinafter - the “Company”), is an Israeli company operating in the business of renewable energy and a power generator and developer of renewable energy and power projects in Europe and Israel. As of June 30, 2021, the Company owns six photovoltaic plants (each, a “PV Plant” and, together, the “PV Plants”) that are connected to their respective national grids and operating as follows: (i) four photovoltaic plants in Spain with an aggregate installed capacity of approximately 7.9 MW, (ii) 51% of Talasol, which owns a photovoltaic plant with installed capacity of 300MW in the municipality of Talaván, Cáceres, Spain (hereinafter – the “Talasol Project") and (iii) one photovoltaic plant in Israel with an aggregate installed capacity of approximately 9 MW. In addition, the Company indirectly owns: (i) 9.375% of Dorad Energy Ltd. (hereinafter - “Dorad”), (ii) Ellomay Solar S.L.U, that is constructing a photovoltaic plant with installed capacity of 28 MW in the municipality of Talaván, Cáceres, Spain (hereinafter – the “Ellomay Solar Project"), (iii) Groen Gas Goor B.V., Groen Gas Oude-Tonge B.V. and Groen Gas Gelderland B.V., project companies operating anaerobic digestion plants in the Netherlands, with a green gas production capacity of approximately 3 million, 3.8 million and 9.5 million (with a license to produce 7.5 million) Nm3 per year, respectively, and (iv) 83.333% of Ellomay Pumped Storage (2014) Ltd., which is constructing a 156 MW pumped storage hydro power plant in the Manara Cliff, Israel.

The ordinary shares of the Company are listed on the NYSE American and on the Tel Aviv Stock Exchange under the trading symbol “ELLO”. The address of the Company’s registered office is 18 Rothschild Blvd., 1st Floor, Tel Aviv, Israel.

Effects of the spreading of the coronavirus

Following the outbreak of the coronavirus (Covid-19) in China in December 2019, and the spreading of Covid-19 to many other countries since the beginning of 2020, creating the current pandemic situation, there was a decrease in economic activity in many areas around the world, including Israel, Spain and Italy. The spread of the virus has led, inter alia, to a disruption in the supply chain, a decrease in global transportation, restrictions on travel and work that were announced by the State of Israel and other countries around the world and a decrease in the value of financial assets and commodities on the markets in Israel and the world. In recent months, Spain, Italy and Israel have experienced a resurgence in the number of Covid-19 cases, causing the local governments to renew restrictions and implement additional measures in order to attempt to curb the spread of the pandemic. Although the Company’s operations have not thus far been materially adversely affected by the restrictions imposed by local governments and authorities in the countries in which the Company operates, in the event the restrictions continue, or new restrictions are imposed, the operations of the Company, including the projects under construction and development, may be adversely affected. Also, as a result of the Covid-19 pandemic, the electricity prices in the European markets declined due to the decrease in demand, resulting in a slight decrease in the Company’s revenues in Spain. The electricity prices in the European markets have since increased and are currently higher that were in effect prior to the pandemic. The spread of Covid-19 and its implications may also indirectly affect the operations of the Company, for example through changes in the prices of oil resulting in a decrease in the electricity prices, and through reduction in demand for electricity, delays in construction of projects due to curtailment of work, limited availability of components required in order to operate or construct new projects, regulatory changes by countries affected by the virus, including changes in subsidies, collection delays, delays in obtaining permits, limited availability or changes in terms of financing for future projects, limited availability of corporate financing and lower returns on potential future investments. As a result, the Company's business and operating results could be negatively affected. The extent to which the Covid-19 pandemic impacts the business of the Company will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of Covid-19 and the actions to contain Covid-19 or treat its impact, among others. These potential affects could last until a vaccine or successful treatment plan are implemented worldwide.

Material events in the reporting period

a.
On February 23, 2021, the Company issued additional Series C Debentures in a public offering in Israel in an aggregate principal amount of NIS 100,939 thousand (approximately €25,442 thousand). The gross proceeds from the offering were NIS 102,400 thousand and the net proceeds of the offering, net of related expenses such as consultancy fee and commissions, were approximately NIS 101,500 thousand (approximately €25,622 thousand).

b.
On February 23, 2021, the Company issued our new Series D Convertible Debentures in a public offering in Israel in the aggregate principal amount of NIS 62,000 thousand (approximately €15,627). The principal amount of the Series D Debentures is repayable in one installment on December 31, 2026. The Series D Debentures bear a fixed interest at the rate of 1.2% per year (that is not linked to the Israeli CPI or otherwise), payable semi-annually on June 30 and December 31 commencing June 30, 2021 through December 31, 2026 (inclusive). The Series D Debentures are convertible into the Company’s ordinary shares, NIS 10.00 par value per share, at a conversion price of NIS 165 (approximately €42.6 based on the Euro /NIS exchange rate as of June 30, 2021), subject to adjustments upon customary terms. The Series D Debentures are not rated. The gross proceeds from the offering were approximately NIS 62,600 thousand and the net proceeds of the offering, net of related expenses such as consultancy fee and commissions, were approximately NIS 61,800 thousand (approximately €15,577 thousand).

c.
On February 28, 2021, the Company announced that it will fully repay the Series B Debentures and on March 18, 2021, the Series B Debentures were repaid in full. Pursuant to the terms of the deed of trust governing the Series B Debentures, the early repayment amount consisted of a principal payment in the amount of approximately NIS 86,300 thousand (approximately €21,500 thousand), accrued interest in the amount of approximately NIS 700 thousand (approximately €160 thousand) and a prepayment charge of approximately NIS 3,400 thousand (approximately €860 thousand), amounting to an aggregate repayment amount of approximately NIS 90,400 thousand (approximately €22,500 thousand).

d.     During January and February 2021, Israeli institutional investors who purchased the Company's ordinary shares and warrants convertible into ordinary shares in a private placement consummated in February 2020, exercised all of the warrants issued to them in such private placement. As a result of the exercises, the Company issued an aggregate of 178,750 ordinary shares, at a price per ordinary share of NIS 80 (approximately €20.3), and received gross proceeds of NIS 14,300 thousand (approximately €3,635 thousand).

e.     The Talasol Project achieved PAC (preliminary acceptance certificate) on January 27, 2021, upon which the Company commenced recognition of revenues and expenses.